ABERDEEN GLOBAL EQUITY FUND

IMPORTANT NOTICE REGARDING CHANGE IN INVESTMENT POLICY

This notice is to inform you that at a meeting held on December 15, 2021, the Board of Trustees (the "Board") of Aberdeen Funds (the "Trust") approved a change in the name of Aberdeen Global Equity Fund (the "Fund"), a series of the Trust, and certain other changes. Such changes will take effect on or about February 28, 2022 (the "Effective Date").

As of the Effective Date, the Fund's name will be "abrdn Emerging Markets ex-China Fund". In connection with the Fund's name change, the Fund's policy of investing at least 80% of the value of its net assets, plus any borrowings for investment purposes, in equity securities issued by companies that are located throughout, or that derive the highest concentration of their earnings or revenues from, the world (including the U.S.) will change to a policy of investing at least 80% of the value of its net assets, plus any borrowings for investment purposes, in equity securities of emerging market (excluding China) companies. An emerging market (excluding China) country is any country determined by Aberdeen Standard Investments Inc. (the "Adviser") or Aberdeen Asset Managers Limited (the "Subadviser") to have an emerging market economy, considering factors such as the country's credit rating, its political and economic stability and the development of its financial and capital markets. Emerging market (excluding China) countries include every nation in the world except the United States, Canada, Japan, Australia, New Zealand, Israel, Hong Kong, Singapore and most countries located in Western Europe.

More information regarding these changes is included in the Supplement to the Fund's Summary Prospectus, which is included with this notice. Shareholders will receive an amended and restated Summary Prospectus for the Fund following the Effective Date.

Dated: December 16, 2021

ABERDEEN FUNDS
(the "Trust")

Aberdeen Global Equity Fund
(the "Fund")

Supplement dated December 16, 2021 to the Fund's Summary Prospectus dated
February 26, 2021, as supplemented to date

On December 15, 2021, the Board of Trustees (the "Board") of the Trust approved a change in the Fund's name, from the Aberdeen Global Equity Fund to the abrdn Emerging Markets ex-China Fund ("Emerging Markets ex-China Fund"), and a change to the Fund's principal investment strategies, 80% investment policy and expense limitation agreement, with such changes to take effect as of the date of effectiveness of an amendment to the Trust's registration statement, which is anticipated to be on or about February 28, 2022 (the "Effective Date").

As described in further detail below, as of the Effective Date, the Fund will change from a global equities strategy investing 80% of its net assets, plus any borrowings for investment purposes, in equity securities issued by companies that are located throughout, or that derive the highest concentration of their earnings or revenues from, the world (including the U.S.) to an emerging markets (excluding China) strategy investing 80% of the value of its net assets, plus any borrowings for investment purposes, in equity securities of emerging market (excluding China) companies. An emerging market (excluding China) country is any country determined by Aberdeen Standard Investments Inc. (the "Adviser") or Aberdeen Asset Managers Limited (the "Subadviser") to have an emerging market economy, considering factors such as the country's credit rating, its political and economic stability and the development of its financial and capital markets. Emerging market (excluding China) countries include every nation in the world except the United States, Canada, Japan, Australia, New Zealand, Israel, Hong Kong, Singapore and most countries located in Western Europe.

Starting on the Effective Date, the Fund's portfolio management team will transition the Fund's portfolio in line with its amended investment strategy. In connection therewith, the Fund expects to experience portfolio turnover, which will result in higher than normal transaction costs to shareholders, which are currently estimated to be approximately 0.53% of the value of each shareholder's investment. These estimates are subject to change depending on market conditions at the time the sales and purchases are made and the size of the Fund.

As of the Effective Date, the expense limitation threshold of the Fund will be decreased voluntarily to 1.10% from 1.19% and the expiration date of the Fund's expense limitation agreement will be extended from February 29, 2022 to February 28, 2023.

Shareholders will receive an amended and restated Summary Prospectus for the Fund following the Effective Date.

Name and 80% Policy Change of the Fund

On the Effective Date, the Fund's name will change from the Aberdeen Global Equity Fund to the abrdn Emerging Markets ex-China Fund (the "Emerging Markets ex-China Fund") and the Fund's current non-fundamental policy to invest at least 80% of the value of its net assets, plus any borrowings for investment purposes, in equity securities issued by companies that are located throughout, or that derive the highest concentration of their earnings or revenues from, the world (including the U.S.) will change to a non-fundamental policy to invest at least 80% of the value of its net assets, plus any borrowings for investment purposes, in equity securities issued by emerging market (excluding China) companies. An emerging market (excluding China) country is any country determined by the Adviser or the Subadviser to have an emerging market economy, considering factors such as the country's credit rating, its political and economic stability and the development of its financial and capital markets. Emerging market (excluding China) countries include every nation in the world except the United States, Canada, Japan, Australia, New Zealand, Israel, Hong Kong, Singapore and most countries located in Western Europe.

Change in Fund Benchmark

On the Effective Date, the MSCI Emerging Markets ex-China Index (Net Dividends) will replace the MSCI All Country World Index (Net Dividends) as the Fund's primary benchmark. The Adviser believes that the MSCI Emerging Markets ex-China Index provides a more meaningful comparison given the geographic region of the Fund's expected holdings for the Fund's new strategy.

Expense Limitation Extension

The Trust and the Adviser have entered into an amended written contract limiting operating expenses (subject to certain exceptions outlined in the agreement) to 1.19% for all classes of the Fund until February 28, 2022. On the Effective Date, this contractual limit will decrease to 1.10% for all classes of the Fund and will be extended for a term not to end before February 28, 2023 without the approval of the independent trustees of the Board.

Principal Investment Strategy and Principal Risk Changes

On the Effective Date, the Fund's current non-fundamental policy to invest at least 80% of the value of its net assets, plus any borrowings for investment purposes, in equity securities issued by companies that are located throughout, or that derive the highest concentration of their earnings or revenues from, the world (including the U.S.) will change to a non-fundamental policy to invest at least 80% of the value of its net assets, plus any borrowings for investment purposes, in equity securities issued by emerging market (excluding China) companies. An emerging market (excluding China) country is any country determined by the Adviser or the Subadviser to have an emerging market economy, considering factors such as the country's credit rating, its political and economic stability and the development of its financial and capital markets. Emerging market (excluding China) countries include every nation in the world except the United States, Canada, Japan, Australia, New Zealand, Israel, Hong Kong, Singapore and most countries located in Western Europe.

On the Effective Date, the following disclosure will replace the section "Principal Strategies" in the Fund's Summary Prospectus beginning on page 2:

The Emerging Markets ex-China Fund will invest primarily in common stocks, but may also invest in other types of equity securities, including, but not limited to, preferred stock and depositary receipts. As a non-fundamental policy, under normal circumstances, the Fund invests at least 80% of the value of its net assets, plus any borrowings for investment purposes, in equity securities of emerging market (excluding China) companies. An emerging market (excluding China) country is any country determined by the Adviser or Aberdeen Asset Managers Limited (the "Subadviser") to have an emerging market economy, considering factors such as the country's credit rating, its political and economic stability and the development of its financial and capital markets. Emerging market (excluding China) countries include every nation in the world except the United States, Canada, Japan, Australia, New Zealand, Israel, Hong Kong, Singapore and most countries located in Western Europe. A company is considered to be an emerging market company if Fund management determines that the company meets one or more of the following criteria:

•  the company is organized under the laws of or has its principal office in an emerging market country (excluding China);

•  the company has its principal securities trading market in an emerging market country (excluding China); and/or

•  the company derives the majority of its annual revenue or earnings or assets from goods produced, sales made or services performed in an emerging market country (excluding China).

At times, the Fund may have a significant amount of its assets invested in a country or geographic region. The Fund may invest in securities denominated in U.S. Dollars and currencies of emerging market countries in which it is permitted to invest. The Fund typically has full currency exposure to those markets in which it invests.

The Fund may invest in securities of any market capitalization, including small and mid-cap securities. The Fund may invest in securities of any market sector and may hold a significant amount of securities of companies, from time to time, within a single sector.

In carrying out the Fund's investment strategies, the Adviser employs a fundamental, bottom-up equity investment process, which is based on first-hand research and disciplined company evaluation. Stocks are identified for their long-term, fundamental value based on quality and price. Environmental, social and governance ("ESG") analysis is fully integrated into investment decisions for all equity holdings. As such, although ESG investing is not a principal strategy of the Fund, the Adviser considers and evaluates ESG factors as part of the investment analysis process and this analysis forms an integral component of the Adviser's quality rating for all companies.

On the Effective Date, the following disclosure will replace the disclosure in the section entitled "Principal Risks" in the Summary Prospectus beginning on page 2:

The Emerging Markets ex-China Fund cannot guarantee that it will achieve its investment objective.

As with any fund, the value of the Fund's investments – and therefore, the value of Fund shares – may fluctuate. The following is a list of the principal risks of investing in the Fund (in alphabetical order after the first six risks).

Market Risk – Deteriorating market conditions might cause a general weakness in the market that reduces the prices, or yield, of securities in those markets in which the Fund invests.

Issuer Risk – The value of a security may decline for reasons directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services.

Equity Securities Risk – The stock or other security of a company may not perform as well as expected, and may decrease in value, because of factors related to the company (such as poorer than expected earnings or certain management decisions), to the industry in which the company is engaged (such as a reduction in the demand for products or services in a particular industry), or to the market as a whole (such as periods of market volatility or instability, or general and prolonged periods of economic decline).

Management Risk – The Fund is subject to the risk that the Adviser or Subadviser may make poor security selections. The Adviser, Subadviser and their portfolio managers apply their own investment techniques and risk analyses in making investment decisions for the Fund and there can be no guarantee that these decisions will achieve the desired results for the Fund. In addition, the Adviser or the Subadviser may select securities that underperform the relevant market or other funds with similar investment objectives and strategies.

Emerging Markets Risk – A magnification of the risks that apply to foreign investments. These risks are greater for securities of companies in emerging market countries because the countries may have less stable governments, more volatile currencies and less established markets (see "Foreign Securities Risk" below).

Foreign Currency Exposure Risk – The value of foreign currencies relative to the U.S. Dollar fluctuates in response to market, economic, political, regulatory, geopolitical or other conditions. A decline in the value of a foreign currency versus the U.S. Dollar reduces the value in U.S. Dollars of investments denominated in that foreign currency. This risk may impact the Fund more greatly to the extent the Fund does not hedge its currency risk, or hedging techniques used by the Adviser are unsuccessful.

Cybersecurity Risk – Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, customer data (including private shareholder information), or proprietary information, or cause the Fund, the Adviser and/or its service providers (including, but not limited to, Fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or lose operational functionality.

Foreign Securities Risk – Foreign countries in which the Fund may invest may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the Fund's investments may decline because of factors such as unfavorable or unsuccessful government actions, reduction of government or central bank support and political or financial instability. To the extent the Fund focuses its investments in a single country or only a few countries in a particular geographic region, economic, political, regulatory or other conditions affecting such country or region may have a greater impact on Fund performance relative to a more geographically diversified fund.

Mid-Cap Securities Risk – Securities of medium-sized companies tend to be more volatile and less liquid than securities of larger companies.

Sector Risk – To the extent that the Fund has a significant portion of its assets invested in securities of companies conducting business in a broadly related group of industries within an economic sector, the Fund may be more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly.

Small-Cap Securities Risk – Securities of smaller companies are usually less stable in price and less liquid than those of larger, more established companies. Therefore, they generally involve greater risk.

Valuation Risk – The price that the Fund could receive upon the sale of any particular portfolio investment may differ from the Fund's valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation methodology or a price provided by an independent pricing service. As a result, the price received upon the sale of an investment may be less than the value ascribed by the Fund, and the Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. The Fund's ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.

If the value of the Fund's investments decreases, you may lose money.

For additional information regarding the above identified risks, see "Fund Details: Additional Information about Investments, Investment Techniques and Risks" in the prospectus.

On the Effective Date, the two paragraphs under the section entitled "Performance" in the Summary Prospectus beginning on page 3 will be replaced with the following:

The bar chart and table below can help you evaluate potential risks of the Emerging Markets ex-China Fund. The bar chart shows how the Fund's annual total returns for Class A have varied from year to year. The returns in the bar chart do not reflect the impact of sales charges. If the applicable sales charges were included, the annual total returns would be lower than those shown. Unlike the bar chart, the returns in the table reflect the maximum applicable sales charges. The table compares the Fund's average annual total returns to the returns of the MSCI Emerging Markets ex-China Index (Net Dividends), a broad-based securities index, and MSCI All Country World Index (Net Dividends). Effective February 28, 2022, the MSCI Emerging Markets ex-China Index (Net Dividends) Index replaced the MSCI All Country World Index (Net Dividends) as the Fund's primary benchmark in connection with the change in the Fund's investment strategy. Remember, however, that past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. For updated performance information, please visit https://www.aberdeenstandard.com/en-us/us/investor/fund-centre#literature or call 866-667-9231.

The Fund changed its investment strategy effective February 28, 2022 from a global equity strategy to an emerging markets ex-China strategy. In connection with the change in investment strategy, the Fund changed its name from Aberdeen Global Equity Fund to abrdn Emerging Markets ex-China Fund. The performance below for periods prior to that date is attributable to the Fund's performance before the strategy change.

Portfolio Management Changes

On the Effective Date, the table under the section entitled "Portfolio Managers" in the Summary Prospectus beginning on page 4 will be replaced with the following:

The Fund is managed using a team-based approach, with the following team members being jointly and primarily responsible for the day-to-day management of the Fund:

Name	Title	Served on the Fund Since
Kristy Fong, CFA®	Senior Investment Director	2022
Nick Robinson, CFA®	Senior Investment Director	2022
William Scholes, CFA®	Investment Director	2022

Please retain this Supplement for future reference.